December 13, 2018

Supplement

SUPPLEMENT DATED DECEMBER 13, 2018 TO THE SUMMARY PROSPECTUS OF
Morgan Stanley Multi Cap Growth Trust, dated March 30, 2018
(the "Fund")

At a meeting held on December 4-5, 2018, the Board of Trustees of Morgan Stanley Multi Cap Growth Trust approved various changes to the Fund, including revising its name and modifying its principal investment strategies, each change effective February 11, 2019 (the "Effective Date").

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Accordingly, on the Effective Date, the Summary Prospectus is hereby amended as follows:

All references to "Multi Cap Growth Trust" in the Summary Prospectus are hereby deleted and replaced with "Insight Fund."

The first sentence of the first paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

  Under normal circumstances, the Fund's assets will be invested primarily in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of December 31, 2017 was between $14.8 million and $868 billion.

The last sentence of the first paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

  These derivative instruments will be counted toward the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CPOSUMPROSPT 12/18